Exhibit 99.1

Dear NewHold Industrial Technology III LLC Investors,

We are pleased to share exciting news: NHIC has announced a business combination with Newcleo, Ltd, an established nuclear energy company developing advanced modular, lead-cooled fast reactors (LFRs) and mixed oxide (MOX) nuclear fuel from reprocessed nuclear materials.

Before signing the Letter of Intent with newcleo in December, we conducted a nine-month sourcing process, during which we looked at over 250 companies and signed 25 NDAs.

Attached you will find a copy of the press release detailing the transaction. Key highlights include:

●	The transaction values newcleo at a pre-money equity value of approximately $2.4 billion and is expected to provide up to $429 million in gross proceeds, from a combination of PIPE proceeds of $220 million and up to $209 million of cash held in the NewHold Investment Corp III (Nasdaq: NHIC) (“NewHold”) trust account, before accounting for redemptions and transaction expenses.

●	The oversubscribed PIPE is committed at $10.00 per share, with 22 million ordinary shares to be issued for a total of $220 million, and is anchored by a group of new strategic and institutional investors, with additional participation from several existing shareholders.

●	The combined company is expected to be listed on the Nasdaq under the ticker symbol “NWCL” following an anticipated transaction close in the second half of 2026.

On May 27, 2026, NHIC filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”), which includes the following documents as exhibits:

●	The Business Combination Agreement entered into by NHIC and newcleo in connection with the proposed transaction;

●	The Sponsor Support Agreement, which contains details about the treatment of the sponsor promote shares (i.e., your equity);

●	The investor presentation that was used to raise the acquisition financing for the proposed transaction, which, among other things, describes newcleo’s operations in detail; and

●	The press release linked above and dated May 27, 2026, relating to the foregoing.

You are encouraged to read the Form 8-K. In its entirety, including the documents attached as exhibits thereto. You can find additional information regarding newcleo and the proposed transaction on newcleo’s website, www.newcleo.com.

We understand that you will have questions regarding the structure of the transaction and the treatment of sponsor equity, particularly as it relates to the vesting and forfeiture of your equity in connection with the proposed transaction. Please reference the Sponsor Support Agreement to gain more insight into these topics.

We will continue to keep you informed of material developments as we work toward completing this transaction. Your continued support has been instrumental in reaching this milestone and we look forward to navigating the next phase together.

Please feel free to reach out with any questions.

Sincerely,

The NHIC Team

Important Information for Investors and Shareholders

NHIC and NewCleo Ltd. (“newcleo”) intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of NHIC and a prospectus of newcleo (the “Proxy Statement/Prospectus”) in connection with the proposed business combination between NHIC and newcleo (the “Business Combination”), the private placements of securities in connection with the Business Combination, if any (the “Private Placement Transactions”), and the other transactions contemplated by the business combination agreement and/or as described in this communication (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of NHIC as of the record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. NHIC and/or newcleo will also file other documents regarding the Proposed Transactions with the SEC. This communication does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF NHIC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH NHIC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NHIC, NEWCLEO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by NHIC and newcleo, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: NewHold Investment Corp. III, 52 Vanderbilt Avenue, Suite 2005, New York, New York 10017, or to: NewCleo Ltd., 55 South Audley Street London, W1K 2QH, United Kingdom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION, OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The securities to be issued by newcleo in connection with the Proposed Transactions have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), except pursuant to the Registration Statement once declared effective by the SEC, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

NHIC, newcleo and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from NHIC shareholders in connection with the Business Combination. A list of the names of NHIC’s directors and executive officers and information regarding their interests in the Business Combination and their ownership of NHIC’s securities is, or will be, contained in NHIC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from NHIC shareholders in connection with the Business Combination, including the names and interests of newcleo’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by NHIC and newcleo with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization, with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of NHIC or newcleo, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto. All statements contained in this communication other than statements of historical fact, including, without limitation, statements regarding the Business Combination between NHIC and newcleo; the anticipated benefits and timing of the transaction; expected trading of the combined company’s securities on Nasdaq; the completion of investments from certain institutional investors; the expected amount of gross proceeds from any investments or other financing arrangements; the anticipated use of proceeds from such investments or financing arrangements; newcleo’s development and commercialization of its lead-cooled fast reactor technology, mixed-oxide fuel capabilities and related products and services; the expected timing, cost, performance and benefits of newcleo’s demonstration projects, fuel facilities, reactor deployments and licensing activities; newcleo’s ability to execute its business strategy, develop its technology, obtain required regulatory approvals, permits and licenses, enter into commercial arrangements, achieve its market opportunity and positioning and support the growth of advanced nuclear energy; newcleo’s expectations regarding strategic partnerships, customer demand, project pipeline, revenue streams, capital expenditures and financing needs; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “develop,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of NHIC and newcleo and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could delay or prevent the consummation of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against NHIC, newcleo, the combined company, or others following the announcement of the Proposed Transactions; (3) the inability to complete the Business Combination due to failure to obtain NHIC shareholder approval or satisfy other closing conditions; (4) the inability to complete any Private Placement Transactions or other financing arrangements on the expected terms, or at all; (5) changes to the structure, timing or terms of the Proposed Transactions; (6) the ability of the combined company to meet applicable listing standards or to maintain the listing of its securities following the closing of the Business Combination; (7) the risk that the announcement and consummation of the transaction disrupts current plans, operations, relationships with customers, suppliers, regulators, partners and employees, or newcleo’s ability to retain key personnel; (8) the ability to recognize the anticipated benefits of the Business Combination, including the ability to fund and execute newcleo’s technology development, licensing, manufacturing, fuel supply and commercialization plans; (9) risks related to newcleo’s early stage of development, limited operating history and expected need for substantial additional capital to develop, license, construct and commercialize its technologies and facilities; (10) risks related to the development, demonstration, licensing and deployment of advanced nuclear technologies, including newcleo’s lead-cooled fast reactor technology and mixed-oxide fuel strategy; (11) risks related to technical performance, engineering, manufacturing, construction, supply chain, fuel availability, cost estimates, project delays, cost overruns, corrosion, materials performance, safety, reliability and other development or operational challenges; (12) risks related to obtaining, maintaining or complying with required regulatory approvals, permits, authorizations, licenses and export control approvals in the United States, the United Kingdom, France, Italy, the European Union and other jurisdictions in which newcleo may operate; (13) changes in market, regulatory, political and economic conditions affecting the nuclear energy industry, advanced reactor development, energy markets, capital markets and infrastructure financing; (14) the costs related to the Proposed Transactions and those arising as a result of becoming a public company; (15) the level of redemptions of NHIC’s public shareholders, which may reduce the amount of cash available to the combined company and may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing or trading of securities of NHIC or newcleo; (16) risks related to increased competition in the industries in which newcleo will operate; (17) risks related to changes in U.S. or foreign laws and regulations applicable to nuclear energy, export controls, sanctions, trade restrictions, foreign investment, environmental protection, health and safety, securities and public company reporting; (18) the possibility that the combined company may be adversely affected by competitive factors, investor sentiment, litigation, cybersecurity incidents, geopolitical developments or other macroeconomic conditions; (19) the risk of being considered to be a “shell company” by any stock exchange on which newcleo securities will be listed or by the SEC, which may impact the ability to list newcleo’s securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; and (20) other risks detailed from time to time in NHIC’s filings with the SEC, including the Registration Statement and related documents filed or to be filed in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of NHIC dated February 27, 2025 and filed by NHIC with the SEC on February 28, 2025, NHIC’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 1, 2026, the Registration Statement and Proxy Statement/Prospectus that will be filed by newcleo and NHIC, and other documents filed by NHIC and newcleo from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, each of which is made only as of the date of this communication.

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